UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

BCS Solutions, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BCS Solutions, Inc.
3651 Lindell Road, Suite D
Las Vegas, Nevada 89103

June 1, 2011

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders.  The meeting will be held on July 5, 2011, at 10:00 a.m. local time, at the offices of David Lubin & Associates, PLLC, 10 Union Avenue, Suite 5, Lynbrook, NY 11563.

 With this letter we are including the notice for our meeting, the proxy statement, and the proxy card.  At the meeting, we will vote on the following matters:

1.   To act on a proposal to change the Company's state of incorporation from Florida to Nevada by the merger of BCS Solutions, Inc. with and into its wholly-owned subsidiary, Grizzly Gold Corp., a Nevada corporation (“Grizzly”).

2.   To change the name of the Company from “BCS Solutions, Inc.” to “Grizzly Gold Corp."

3. To transact such other business as may properly be brought before a special meeting of the shareholders of our company or any adjournment thereof.

Only stockholders of record at the close of business on May 16, 2011 are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages.  Please review it carefully.  We hope you will attend the meeting.  If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions.

Thank you for your interest in BCS Solutions, Inc.

Sincerely,
The Board of Directors
/s/ Paul Strobel
Paul Strobel
President and Chief Executive Officer

June 1, 2011

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

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PROXY STATEMENT

GENERAL

Solicitation of Proxies. This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, par value $.0001 per share (the "Common Stock"), of BCS Solutions, Inc., a Florida corporation ("BCS"), commencing on or about June 1, 2011, in connection with the solicitation of proxies by the Board of Directors of BCS (the "Board") for use at the special meeting of the shareholders of BCS (the "Meeting") to be held at the offices of David Lubin & Associates, PLLC, located at 10 Union Avenue, Suite 5, Lynbrook, NY 11563 on July 5, 2011 at 10:00 A.M.

Vote Required for Approval.   The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. A majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is required to approve each proposal. Any shares not voted at the Special Meeting, whether due to abstentions or broker non-votes, will have the same effect as a vote against each proposal.

Voting Your Proxy. Proxies in the form enclosed are solicited by the Board for use at the Meeting. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the change of BCS’s state of incorporation from Florida to Nevada  and (2) to authorize a change in the name of BCS to Grizzly Gold Corp. The proxy may be revoked by a properly executed writing of the shareholder delivered to BCS’s President before the Meeting or by the shareholders at the Meeting before it is voted, by submitting a later-dated proxy or by attending the special meeting and voting your shares in person.

Record Date.  The Board fixed the close of business on May 16, 2011 as the record date for determining the shareholders of BCS entitled to notice of and to vote at the Meeting.

Outstanding Shares.  On the record date, there were 47,900,000 shares of Common Stock outstanding and entitled to vote.

Cost of Solicitation.  We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our company may solicit proxies by telephone, facsimile or personal contact.  Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock.

Dissenter’s Right. Shareholders are entitled to dissenter’s rights as to the proposal to change BCS’s state of incorporation from Florida to Nevada.

PROPOSAL NO. 1
APPROVAL OF REINCORPORATION OF THE COMPANY

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of BCS in Nevada (“Reincorporation”). These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as its appendices and the documents incorporated by reference in this Proxy Statement.

Q:  Why is BCS reincorporating in Nevada?

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A: We believe that the Reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.  Nevada has developed a flexible body of corporate law that is responsive to the needs of modern business. Nevada has taken affirmative steps to encourage corporations to establish themselves in the state of Nevada, including reduced filing fees and corporate taxes, expedited filing procedures and flexible policies. The Board believes that the advantages offered by the corporate laws of Nevada will make BCS a more manageable corporation for accomplishing its business activities.

Q:  What are the principal features of the Reincorporation?

A: The Reincorporation will be accomplished by a merger of BCS with and into our wholly owned subsidiary, Grizzly Gold Corp. (“Grizzly Gold”).  One new share of BCS common stock will be issued for each share of our Common Stock held by our shareholders on the record date for the Reincorporation.  The shares of BCS will cease to trade on the Over-The-Counter Bulletin Board market. The shares of Grizzly Gold will begin trading in their place beginning on or about the effective date of the Reincorporation under a new CUSIP number and a new trading symbol which has not yet been assigned. If there were any options and warrants to purchase Common Stock of BCS outstanding, they would be exchanged or exchangeable for similar securities issued by BCS without adjustment as to the number of shares issuable or the exercise price.

Q:  How will the Reincorporation affect my ownership of BCS?

A: After the effective date of the Reincorporation and the exchange of your stock certificates, you will own the same number of shares and the same class as you held immediately before the Reincorporation.

Q:  How will the Reincorporation affect the owners, officers, directors and employees of BCS?

A:  Our officers, directors and employees will become the officers, directors and employees of Grizzly Gold after the effective date of the Reincorporation.

Q:  How will the Reincorporation affect the business of BCS?

A:  As a result of the execution and delivery on May 1, 2011 of the property option agreement with Nevada Mine Properties II, Inc., BCS is engaged in mining exploration.  If the Reincorporation is approved by the shareholders, BCS will cease to exist on the effective date of the Reincorporation; following the merger, the assets and liabilities of Grizzly Gold will consist solely of the assets and liabilities of BCS, and Grizzly Gold will be engaged in the business activities in which BCS is currently engaged. Grizzly Gold has no assets or liabilities and no previous operating history- it has been formed for the sole purpose of changing the domicile of BCS. If the Reincorporation is not approved, BCS will continue its business as it is currently being conducted.

Q:  How do I exchange certificates of BCS for certificates of Grizzly Gold?

A: If the Reincorporation is approved by the shareholders, promptly after the effective date of the Reincorporation, you should receive a letter of transmittal and instructions for use in surrendering certificates representing your shares. Upon the surrender of each certificate formerly representing Common Stock, together with a properly completed letter of transmittal, such stock certificate shall be cancelled; upon such cancellation, each shareholder participating in the exchange will receive shares of Grizzly Gold common stock in exchange for their shares of common stock of BCS. We will issue new share certificates representing the shares in Grizzly Gold.  Until so surrendered and exchanged, each BCS stock certificate shall represent solely the right to receive shares in Grizzly Gold.  Grizzly has no prior operating history, and, therefore, no prior trading market; however, we expect that the Grizzly Gold common shares will be able to trade on the OTCBB at or about the effective date of the Reincorporation.

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Q:  What happens if I do not surrender my certificates of BCS?

A: You are not required to surrender certificates representing shares of BCS to receive shares of Grizzly Gold. All shares of BCS outstanding after the effective date of the Reincorporation continue to be valid. Until you receive shares of Grizzly Gold you are entitled to receive notice of or vote at stockholder meetings or receive dividends or other distributions on the shares of BCS. However, if the Reincorporation is approved by the shareholders, the merger certificate will be filed and BCS the Florida corporation will cease to exist. In such event, BCS will cease to trade on the OTCBB and there will be no trading market for the BCS stock certificates.

Even if you do not surrender your BCS certificates, you still have appraisal rights if you do not vote for the Reincorporation provided you follow properly your dissenter and appraisal rights as described below under “Dissenters’ Rights”.

Q:  What if I have lost BCS certificates?

A: If you have lost your BCS certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

StockTrans
44 W. Lancaster Avenue
Ardmore, PA 19003
610-649-7300

Q:  Can I require BCS to purchase my stock?

A:  Yes.  Under the Florida Business Corporation Act, you are entitled to appraisal and purchase of your stock as a result of the Reincorporation if you dissent to the Reincorporation.

Q:  Who will pay the costs of Reincorporation?

A: BCS will pay all of the costs of Reincorporation in Nevada, including distributing this Proxy Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our Common Stock. We do not anticipate contracting for other services in connection with the Reincorporation. Each shareholder must pay the costs of exchanging their certificates for new certificates.

Q:  Will I have to pay taxes on the new certificates?

A:  We believe that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Grizzly Gold that you had in our Common Stock. No gain or loss will be recognized to the holders of capital stock of BCS upon receipt of Grizzly Gold stock pursuant to the Reincorporation, and no gain or loss will be recognized by the Company. BCS has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

Q:   What effect does the Reincorporation have on the price volatility and liquidity of the shares of BCS?

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A:   We cannot predict what effect the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

Q:    What happens if the shareholders vote for the Reincorporation but do not vote to approve the name change to the Company?

A:      If the shareholders vote for the Reincorporation but do not vote to approve the change in the name of the company, then BCS will become a Nevada corporation with the Articles and Bylaws which are currently in effect.

Q:    What happens if the shareholders do not vote for the Reincorporation but approve the proposed name change to BCS?

A:      If the shareholders do not vote to reincorporate the company in Nevada but desire to maintain the existence of the company in Florida, the Board will file the applicable amendments to the Articles of BCS in Florida to approve the specific change(s) approved by the shareholders. For example, if the shareholders vote to change the name of BCS to “Grizzly Gold Corp.”, then an amendment will be filed to the Articles of BCS in Florida to change the name of the Company to such name.

PRINCIPAL FEATURES OF THE REINCORPORATION

In order to effect the change of domicile from Florida to Nevada, BCS, a Florida corporation, will merger with and into its wholly-owned Nevada subsidiary Grizzly Gold Corp. Grizzly was incorporated under the Nevada Revised Statutes ("NRS") for the sole purpose of effectuating the Reincorporation, and has no operations and no assets or liabilities.  Although the articles of incorporation and bylaws of both corporations are similar in many respects, in many respects there are substantive differences between the Articles of Incorporation and Bylaws of both corporations. There are also certain substantive differences between the Florida Business Corporation Act ("FBCA") and NRS, which are discussed below. As a result of these differences, the Reincorporation will have a material effect on the rights of shareholders. See the information under "Significant Changes in BCS Charter and By-laws as a Result of the Reincorporation Merger" and “Comparative Rights of Stockholders under FBCA and NRS” for a summary of the differences between the Articles of Incorporation of BCS and the laws of the State of Florida and the Articles of Incorporation and By-laws of Grizzly Gold and the laws of the State of Nevada. Until further notice, the Company’s business operations will continue at the offices located at 3651 Lindell Road, Suite D, Las Vegas, Nevada 89103.

Under the FBCA and the NRS, when the Reincorporation takes effect:

•	BCS, will merge into Grizzly Gold, a Nevada corporation and the surviving entity, and the separate existence of BCS shall cease;

•	The surviving corporation will retain the name “Grizzly Gold Corp.”

•	Grizzly Gold will continue be governed by its articles of incorporation and bylaws under the NRS;

•	The surviving corporation will immediately assume title to all property owned by BCS immediately prior to the Reincorporation Merger; and

•	The surviving corporation will assume all of the liabilities of BCS.

The Reincorporation will be consummated in accordance with the Agreement and Plan of Merger, attached hereto as Appendix A, under which BCS Solutions Inc., a Florida corporation, will merge with and into Grizzly Gold Corp., a Nevada corporation.

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Shareholders who oppose the Reincorporation Merger have dissenters’ or appraisal rights. See the information under "Appraisal Rights" and "Comparative Rights of Stockholders under FBCA and NRS" for a summary of the dissenting shareholders’ rights under the FBCA.

We have summarized the material terms of the Plan of Merger below.

The Reincorporation Merger will cause:

•	a change in our legal domicile from Florida to Nevada;

•	Other changes of a legal nature, the material aspects of which are described herein.

Summary Term Sheet

Company:	BCS Solutions, Inc., a Florida corporation initially incorporated in Florida on April 21, 2010 ("BCS"), is currently in the mining exploration business.

Grizzly Gold Corp, a Nevada corporation and wholly-owned subsidiary of the Company that prior to the Reincorporation Merger will not have engaged in any activities except in connection with the Reincorporation Merger.

Approval:	The Reincorporation and the terms of the Plan of Merger need to be approved by vote of the holders of the majority of the issued and outstanding shares of common stock.

Transaction Structure:	To effect the Reincorporation, the Company will merge with and into its subsidiary, Grizzly, and thereafter the Company will cease to exist as a separate entity. Grizzly will be the surviving entity.

Exchange of Stock:
Each share of common stock of BCS will automatically be converted into one (1) share of common stock of Grizzly Gold Corp. at the effective time of the Reincorporation without any action required by the shareholders.  The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full Grizzly Gold’s Common Stock for any fractional interest arising from the Reincorporation.

Purpose:	The purpose of the Reincorporation is to change the Company's state of incorporation from Florida to Nevada and is intended to permit the Company to be governed by the NRS rather than by the FBCA.

Effective Time:
The Reincorporation will become effective on the filing of the Articles of Merger with the Secretary of State of Nevada and the Articles of Merger with the Secretary of State of Florida.  These filings are anticipated to be made as soon as practicable if the shareholders vote for the approval of the Reincorporation.

Effect of Merger:	At the effective time of the Reincorporation:

	the Company will cease to exist as a separate entity;

	the shareholders of the Company will become shareholders of the surviving corporation;

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	the surviving corporation shall possess all of the assets, liabilities, rights, privileges, and powers of the Company and the Dakota Gold;


the surviving corporation shall be governed by the applicable laws of Nevada and the Nevada Corporation’s articles of incorporation (the “Nevada Articles”) and Bylaws (the “Nevada Bylaws”) in effect at the effective time of the Reincorporation; a copy of the Nevada Articles may be found as Appendix B, and a copy of the Nevada Bylaws may be found as Appendix C, to this Proxy Statement; for your review, a copy of the BCS Articles, as amended, may be found as Appendix D, and a copy of the BCS Bylaws may be found as Appendix E, to this Proxy Statement


the officers and directors in office of the surviving corporation at the effective time of the Reincorporation Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation; and

	the surviving corporation will continue to operate under the name Grizzly Gold Corp.

Some Implications of the Reincorporation

The Plan of Merger provides that BCS will merge with and into Grizzly Gold, with Grizzly Gold being the surviving corporation.  Under the Plan of Merger, Grizzly Gold will assume all of BCS’s assets and liabilities, and BCS Solutions, Inc. will cease to exist as a corporate entity.  The surviving corporation will retain the name “Grizzly Gold Corp.”  The directors of Grizzly Gold will continue as the directors of the surviving corporation.

At the effective time of the Reincorporation, each outstanding share of BCS’s common stock, $.0001 par value per share, automatically will be converted into one share of common stock of Grizzly Gold $0.0001 par value per share.  Shareholders may, but will not be required to exchange their existing stock certificates for stock certificates of Grizzly Gold Corp.  Upon request, we will issue new certificates to any shareholder that holds old BCS Solutions, Inc. stock certificates, provided that such holder has surrendered the certificates representing BCS’s shares in accordance with the Plan of Merger.  Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee and payment of any applicable fees and taxes.

Shareholders whose shares of common stock were freely tradable before the Reincorporation will own shares of the surviving corporation that are freely tradable after the Reincorporation.  Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of the surviving corporation that have the same transfer restrictions after the Reincorporation.  For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired BCS’s shares.

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On the effective date of the Reincorporation, (i) any fractional shares of Grizzly Gold common stock that a holder of shares of the Company’s Common Stock would otherwise be entitled to receive upon exchange of his BCS Common Stock will be canceled with the holder thereof being entitled to receive one whole share of Grizzly Gold's common stock, and (ii) each outstanding share of Grizzly Gold’s Common Stock held by BCS shall be retired and canceled and shall resume the status of authorized and unissued Grizzly Gold's common stock.

After the Reincorporation, the surviving corporation will continue to be a publicly-held corporation, with its common stock quoted on the OTC Bulletin Board under a symbol to be determined by Financial Industry Regulatory Authority ("FINRA").   The surviving corporation will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that BCS has previously filed and provided.

As discussed below, under the FBCA, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the articles of incorporation that adversely affect the rights or preferences of the shareholders. As a result of the Reincorporation, under the NRS dissenting shareholders will not have appraisal rights in the case of a sale of assets.

After the effective time of the Reincorporation, the removal of directors will be governed by the NRS which requires the votes of two-thirds of the shares of capital stock of the corporation entitled to vote at any meeting of the shareholders of the corporation to remove from office any or all of the directors, with or without cause. This is significantly different than the removal of directors under the FBCA, which only requires a majority vote to remove a director.

Under the NRS, the board of directors of a corporation may fix in advance, a record date of not more than sixty (60) nor less than ten (10) days before the date of any meeting or any other corporate action for the purpose of determining the stockholders entitle to vote. The organizational documents of BCS and the FBCA both provide that the record date shall not more than 70 days before the meeting or action requiring shareholder approval.

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the boards of directors of BCS and Grizzly at any time prior to the Effective Date. In addition, the Board of Grizzly Gold may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the shareholders of BCS, alter or change the amount or kind of Grizzly Gold common stock to be received in exchange for or on conversion of all or any of Grizzly Common Stock, alter or change any term of the Articles of Incorporation of Grizzly Gold or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of BCS Common Stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. Approval by shareholders of the Reincorporation will constitute approval of the Plan of Merger, but not necessarily the adoption of the Articles of Incorporation and the Bylaws of Grizzly. Each of the differences between the Articles of BCS and Grizzly and those of the Bylaws of BCS and Grizzly must be affirmatively adopted by the shareholders at the Special Meeting.

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MATERIAL TAX CONSEQUENCES FOR SHAREHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Shareholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by BCS or the shareholders as a result of the exchange of shares of BCS Common Stock for shares of Grizzly Gold common stock upon consummation of the transaction. The Reincorporation and change of each share of BCS Common Stock into one share of Grizzly Gold common stock will be a tax-free transaction, and the holding period and tax basis of BCS Common Stock will be carried over to the Grizzly Gold common stock received in exchange therefor.

Because of the complexity of the capital gain and loss provisions of the Code and because of the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the Reincorporation of the Company from a Florida corporation to a Nevada corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of BCS will be those of Grizzly Gold.

PRICE VOLATILITY

We cannot predict what effect, if any, the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BY-LAWS TO BE IMPLEMENTED BY THE REINCORPORATION

The following chart summarizes the material differences between the Articles of Incorporation and Bylaws of BCS and Grizzly Gold. This chart does not address each difference but focuses on all material differences the Company believes will impact the rights of shareholders.

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Change	Florida	Nevada

Name	BCS Solutions, Inc.	Grizzly Gold Corp.*

Authorized Capital - No Change	The total authorized capital stock of the corporation shall be Three Hundred Million (300,000,000) shares of $.0001 par value common stock.	The total authorized capital stock of the corporation shall be Three Hundred Million (300,000,000) shares of $.0001 par value common stock.

Principal Office	1200 Laysan Teal Drive, Roseville, CA95747. The corporation shall have the power to establish other offices both within and without the State of Florida.	3651 Lindell Road, Suite D, Las Vegas, NV, 89103. *

Number of Directors
The By-Laws of the Company specified that the number of directors shall consist of not less than one (1) Director and not more than nine (9) directors and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of the Company. The By-laws provide that the number of directors of the corporation may be increased or decreased from time to time by amendment to the bylaws.

The By-laws of Grizzly Corp. set the minimum number of directors which shall constitute the whole Board at a minimum number of one (1) and a maximum of nine (9).
Annual Meetings
The By-laws states that the annual meeting of shareholders shall be held annually, for the election of directors and for the transaction of any proper business, at a time stated in or fixed in accordance with the resolution of the board of directors.

The By-laws states that the annual meeting of Stockholders shall be held on a date not later than 120 days following the close of the fiscal year of the corporation as designated by the Board of Directors.*

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Proxies
The By-laws states that at any shareholders' meeting or any adjournment thereof, any Stockholder of record having the right and entitled to vote thereat may be represented and vote by proxy appointed in an instrument. No such proxy shall be voted after three years from the date of the instrument unless the period of irrevocability is renewed by the execution of a new irrevocable proxy.

The By-laws makes no reference to the period within which the proxy shall be voted. However the period within which a proxy may be voted is governed by the Section 78.355 of the NRS.
Director Appointment; Removal
Directors are elected by a plurality of the votes cast. Shareholders do not have a right to cumulate their votes for directors.
The Articles and Bylaws are silent regarding the removal of any or all of the directors.

Directors are elected by a plurality of the votes cast. Shareholders do not have the right to cumulate their votes for directors.
At any meeting of stockholders of the company called for that purpose, the holders of two-thirds of the shares of capital stock of the Corporation entitled to vote at such meeting may remove from office any or all of the Directors, with or without cause.†

Record Date
The Board may fix a record date not more than seventy days prior to the date set for a meeting of shareholders as the date of which the shareholders of record who have the right to and are entitled to notice of and to vote at such meeting and any adjournment thereof shall be determined.

For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other action, the Board may fix in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action. †

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Registered Agent	Steven Sanders, 7865 Amethyst Lake Pt., Lake Worth, Florida 33467	Laughlin Associates, Inc. 2533 N Carson Street, Carson City, NV 89706†

Fiscal Year	The fiscal year shall be determined by the board of directors.	The fiscal year of the Corporation shall end on April 30th †

Emergency By-laws	Pursuant to Florida Statues the corporation adopts optional emergency By-laws, which shall be effective only if a catastrophic event.	None The NRS makes no provision for emergency By-laws.

*	This change was made at the discretion of the Company and not as a result of statutory requirements of the NRS.

†	This change was made pursuant to the statutory requirements of the NRS.

We are not adopting any other discretionary provisions under the Charter and Bylaws of Grizzly Gold that differ from those in BCS’s Articles and Bylaws except as otherwise set forth in the above table.

COMPARATIVE RIGHTS OF SHAREHOLDERS UNDER FLORIDA AND NEVADA LAW

In addition to the differences between the Articles of Incorporation of BCS and the Articles of Incorporation of Grizzly Gold, there are some material differences between the FBCA and the NRS which are summarized in the chart below. This chart does not address each difference between the FBCA and the NRS but focuses on those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to FBCA and the NRS.

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FLORIDA	NEVADA
TRANSACTIONS WITH OFFICERS AND DIRECTORS
Under the FBCA, no contract or other transaction between a corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable if:

(a) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee, or the shareholders.

Under Nevada law, such transactions are not automatically void or voidable if
(i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors, or

(ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power, or

(iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions, or

(iv) the contract or transaction is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions.

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ELECTION AND REMOVAL OF DIRECTORS
The FBCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise.

Under the FBCA, shareholders may remove a director with or without cause, unless the articles provide otherwise.  The FBCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director.  A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.  Shareholders may remove a director of a Florida corporation only at a meeting called for the purpose of such removal.  A majority of directors may also remove a director for cause.

Under the FBCA, unless the articles provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders.

In Nevada, a director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, and a director may be removed during his or her term with or without cause. Such removal must be approved by the vote of not less than two thirds of the voting power of the corporation at a meeting called for that purpose. Vacancies on the board of directors may be filled under the Nevada Code by the directors.

INSPECTION OF BOOKS AND RECORDS
Under the FBCA, Florida corporations are required to maintain the following records, which any shareholder of record may, after at least five business days’ prior written notice, inspect and copy: (1) the articles and bylaws, (2) certain board and shareholder resolutions, (3) certain written communications to shareholders, (4) names and addresses of current directors and officers and (5) the most recent annual report.  In addition, shareholders of a Florida corporation are entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose.

In Nevada certain stockholders have the right to inspect certain books and records of the Corporation. In Nevada, such a right is available to any stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding at least 5% of all of its outstanding shares.
Under the Nevada Code, the books and records that may be inspected are the company's stock ledger, a list of its stockholders, and its other books and records.
Under the Nevada Code, the inspection is to take place during normal business hours and copies of the inspected documents may be made by the stockholder.

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LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS
Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director under certain circumstances, including a violation of criminal law, a transaction from which the director derived an improper personal benefit, conscious disregard for the best interests of the corporation, willful misconduct, bad faith or disregard of human rights, safety, or property.
Under the FBCA, a Florida corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.  A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.  The FBCA provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.  The FBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either:
(i) by the stockholders;
(ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;
(iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or
(iv) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.
The Articles of Incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.
The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

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VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

Under the FBCA, a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board of directors and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon.  The FBCA allows the board of directors or the articles of incorporation to establish a higher vote requirement.

          The FBCA does not require shareholder approval from the shareholder of a surviving corporation if:

•               the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger;  and

•               each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after

Under the FBCA, a parent corporation owning at least 80 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself, may merge itself into the subsidiary, or may merge the subsidiary into and with another subsidiary in which the parent corporation owns at least 80 percent of the outstanding shares of each class of the subsidiary without the approval of the shareholders of the parent or subsidiary. In a merger of a parent corporation into its subsidiary corporation, the approval of the shareholders of the parent corporation shall be required if the articles of incorporation of the surviving corporation will differ, except for amendments enumerated therein, from the articles of incorporation of the parent corporation before the merger, and the required vote shall be the greater of the vote required to approve the merger and the vote required to adopt each change to the articles of incorporation as if each change had been presented as an amendment to the articles of incorporation of the parent corporation.

Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if:
(i) the merger does not amend the articles of incorporation of the corporation;
(ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and
(iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

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DIVIDENDS
Under the FBCA, no distribution may be made if, after giving it effect: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; or  (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

APPRAISAL RIGHTS; DISSENTERS' RIGHTS
Under the FBCA, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the articles of incorporation that adversely affect the rights or preferences of the shareholders.  These rights are not provided when the dissenting stockholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation, or if the shares of the corporation are listed on a national securities exchange, designated as a national market system security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders.

Unlike the FBCA, the Nevada Code does not provide for dissenters' rights in the case of a sale of assets. Like the FBCA, the Nevada Code similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the National Association of Securities Dealers, Inc. or are held by at least 2,000 stockholders of record, unless the stockholders are required to accept in exchange for their shares anything other than cash or (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 stockholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii).

SPECIAL MEETINGS OF SHAREHOLDERS

Under the FBCA, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10 percent of the shares entitled to vote at the meeting, unless a greater percentage (not to exceed 50 percent) is required by the articles of incorporation, or by such other persons or groups as may be authorized in the articles of incorporation or the bylaws of the Florida corporation.

The Nevada Code provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders.

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STOCKHOLDERS' CONSENT WITHOUT A MEETING
Under the FBCA, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by holders of at least the minimum number of votes necessary to authorize the action at a meeting and these shareholders execute a written consent setting forth the action.

The Nevada Code permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the Articles of Incorporation or articles of incorporation expressly provide otherwise.

AMENDMENT TO CHARTER
The FBCA requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. A Florida corporation’s board of directors must recommend the amendment to the shareholders, unless such board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Nevada law requires the approval of the holders of a majority of all outstanding shares entitled to vote (with, in each case, each stockholder being entitled to one vote for each share so held) to approve proposed amendments to a corporation’s charter.
Nevada does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s charter documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely.

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CONTROL-SHARE ACQUISITION TRANSACTIONS
The FBCA has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (i) more than 10% of its shareholders resident in Florida; (ii) more than 10% of its shares owned by residents of Florida; or (iii) 1,000 shareholders resident in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The FBCA generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the FBCA, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges: (i) 20% or more but less than 331/3% of all voting power; (ii) 331/3% or more but less than a majority of all voting power; or (iii) a majority or more of all voting power.

Florida’s “control share” acquisition statute does not apply to us because we do not have our principal place of business or our principal office, or have substantial assets, within the state of Florida.

Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 stockholders, with at least 100 stockholders of record being Nevada residents, and that do business directly or indirectly in Nevada.
Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute).
The Nevada Code also restricts a "business combination" with "interested stockholders", unless certain conditions are met, with respect to corporations which have at least 200 stockholders of record.
A "business combination" includes (a) any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder," (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested stockholder," or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder."
An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock.
A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested stockholder" or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

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Regulatory Requirements

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the merger would be the filing of Articles of Merger with the Department of State of Florida and the filing of a Certificate of Merger with the Secretary of State of Nevada.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, Grizzly Gold would be considered the acquirer and would be treated as the successor to Grizzly’s historical operations. Accordingly, BCS’s historical financial statements would be treated as the financial statements of Grizzly Gold.

APPRAISAL RIGHTS

Shareholders of BCS will have appraisal rights under Florida law as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation (“Dissenting Shareholders”) will have the right to receive payment for the value of their shares as set forth in Sections 607.1301 et seq. of the FBCA Act (the “Florida Dissent Provisions”). A copy of these sections is attached hereto as Appendix F to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

Under the FBCA, such appraisal rights will be available only to those shareholders who comply with  the following  procedures:  (i) the Dissenting Shareholder  must file with BCS prior to the Effective Date written notice of the intent to demand  payment for the shares of BCS  capital stock and (ii) within  twenty (20) days after  the Dissenting Shareholder receives this notice from the Company, the Dissenting Shareholder shall file a notice of election and a demand for payment of the fair value of his or her  shares. The Company must notify in writing all record shareholders who are entitled to assert appraisal rights that the Reincorporation became effective within 10 days after the Effective Date.  The notice shall also specify that the notice of election must be returned to the Company by a date which may not be fewer than 40 nor mor than 60 days after the date the appraisal notice is sent. Any Dissenting Shareholder filing an election to dissent shall deposit the certificates for his or her shares with BCS simultaneously with the filing of the election to dissent. A shareholder of BCS may dissent as to less than all of the shares held and, in such event, will be treated as two separate holders of BCS shares.  The notice of election can be withdrawn by the Dissenting Shareholder by notifying the Company prior to the date set forth in the appraisal notice.  The right of a  Dissenting Shareholder  to be paid the  fair  value of his or her  shares  shall  cease if (i) the demand is withdrawn, (ii) the Reincorporation is abandoned, (iii) no demand or petition for  determination of fair value is filed with the appropriate court within  the time  provided  by law or (iv) a court of competent  jurisdiction determines  that such  stockholder is not entitled to the relief provided by the Florida Dissent Provisions.

The appraisal notice must include a written offer by the Company to each Dissenting Shareholder  to purchase  his or her shares at a price deemed by BCS to be the fair value of such shares.  If,  any holder accepts the offer, payment therefor shall be made within ninety (90) days after the  later  of  the  date  such acceptance is received by the Company.  However,  if,  BCS and the Dissenting Shareholder are unable to agree with respect to a price, then BCS shall, within sixty (60) days, file an action in a court of competent jurisdiction in Florida requesting that the fair value of the shares be found and determined. If BCS fails to institute such proceedings, any Dissenting Shareholder may do so in the name of BCS. In such proceeding, the court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.  BCS shall pay each Dissenting Shareholder the amount found to be due within ten (10) days after final determination of the proceedings. Upon payment of such judgment, the Dissenting Shareholder will cease to have any interest in the shares.

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Any judgment rendered in any dissent proceeding may, at the discretion of the court, include any allowance for interest at such rate as the court may deem fair and equitable.  The cost and expenses of any such dissent proceeding shall be determined by the court and shall be assessed against BCS, but all or any part of such costs and expenses may be apportioned and assessed against the Dissenting Shareholders, in such amount as the court deems equitable, if the court determines that BCS made an offer to the Dissenting Shareholders and the failure to accept such offer was arbitrary, vexatious or not in good faith.  The expenses awarded by the court shall include compensation for reasonable expenses of any appraiser but shall not include the fees and expenses of counsel or experts employed by any party. If the fair value of the shares as determined by the proceeding, materially exceeds the amount which BCS initially offered to pay, or if no offer was made, the court, in its discretion, may award to any Dissenting Shareholder who is a party to the proceeding such sum as the court may determine to be reasonable compensation for any attorney or expert employed by the Dissenting Shareholder in the proceeding.

The foregoing discussion only summarizes certain provisions of the Florida Dissent Provisions. BCS shareholders are urged to review such provisions in their entirety, which are included as Appendix D to this Proxy Statement.  Any BCS shareholder who intends to dissent from the Reincorporation  should review the text of the Florida  Dissent  Provisions carefully  and also  should  consult  with  his or her  attorney.  Any Company shareholder who fail to strictly follow the procedures set forth in such statutes will forfeit appraisal rights.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

OUR RECOMMENDATION TO SHAREHOLDERS

Taking into consideration all of the factors and reasons for the Reincorporation set forth above and elsewhere in this Proxy Statement, the Board has approved the Reincorporation and recommends that stockholders of BCS vote FOR approval of the Reincorporation and Plan of Merger.  IN THE EVENT THAT THIS PROPOSAL NO. 1 IS APPROVED BUT PROPOSAL NUMBER 2 REGARDING THE NAME CHANGE IS NOT APPROVED, THE BOARD OF BCS WILL NOT CONTINUE WITH THE REINCORPORATION AND BCS WILL REMAIN A FLORIDA CORPORATION.

PROPOSAL NO. 2

CHANGE IN THE COMPANY’S NAME FROM “BCS SOLUTIONS. INC.” TO

“GRIZZLY GOLD CORP.”

The Board is asking the shareholders to authorize a change in the name of the Company from its current name to “BCS Solutions, Inc.” to "Grizzly Gold Corp." As previously reported in our reports on Form 8-K filed with the Securities and Exchange Commission  (the “SEC”) on each of April 11, 2011 and on May 3, 2011, we recently had a change in management and direction of the business of the Company.  Since BCS is now in the mining gold exploration business, the Board has determined that the name of the company should be changed to reflect such business.

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OUR RECOMMENDATION TO SHAREHOLDERS

The Board has approved the change in the name of the Company from “BCS Solutions, Inc.” to "Grizzly Gold Corp." and recommends that stockholders of BCS vote FOR approval of the change in the name of BCS. IN THE EVENT THAT THIS PROPOSAL NO. 2 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF BCS FROM FLORIDA TO NEVADA IS NOT APPROVED, THE BOARD OF BCS WILL FILE AN AMENDMENT TO THE ARTICLES OF BCS IN FLORIDA TO CHANGE THE NAME OF THE COMPANY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of May 31, 2011, the number of shares of Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 47,900,000 issued and outstanding shares of Common Stock.  Unless otherwise indicated, the business address of each such person is c/o BCS Solutions, Inc. 3651 Lindell Road, Suite D, Las Vegas, Nevada 89103.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Jeoffrey Avancena	24,000,000	50.1%
Paul Strobel	0	0
All directors and executive officers (2)	24,000,000	50.1%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 5, 2011, Tyler Vorhies, the former principal shareholder of BSC entered into a Stock Purchase Agreement which provided for the sale of his 24,000,000 shares of common stock of the Company to Jeoffrey Avancena. The consideration paid for the shares was $230,000. Mr. Avancena used his personal funds to purchase the shares. In connection with such purchase, Mr. Vorhies cancelled the other 180,000,000 shares in the Company which he had owned.

There are no arrangements or understandings among members of both the former and new control persons and their associates with respect to the election of directors of the Company or other matters.

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None of the following parties has, since the date of incorporation of the Company, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect us:

-	any of our directors or officers;

-	any person proposed as a nominee for election as a director;

-	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or

-	any relative or spouse of any of the foregoing persons who has the same house as such person.

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Reincorporation or name change which is not shared by all other stockholders.

SHAREHOLDER PROPOSALS

Shareholders of BCS may submit proposals to be considered for shareholder action at the Special Meeting of Shareholders if they do so in accordance with applicable regulations of the SEC and the laws of the State of Florida. In order to be considered for inclusion in the Proxy Statement for the meeting, the Secretary must receive proposals no later than June 20, 2011. Shareholder proposals should be addressed to the Company.

As of the date of this Proxy Statement, BCS knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to BCS will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

BCS Solutions, Inc.
3651 Lindell Road, Suite D
Las Vegas, Nevada 89103

By Order of the Board of Directors,

/s/ Paul Strobel
Paul Strobel
President and Chief Executive Officer

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PROXY

BCS SOLUTIONS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

June  1, 2011

         The undersigned, a stockholder of BCS Solutions, Inc. (the "Company"), does hereby appoint Paul Strobel, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on July 5, 2011, at 10:00 a.m., at the offices of David Lubin & Associates, PLLC, located at 10 Union Avenue, Suite 5, Lynbrook, NY 11563 (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

         The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

         The shares represented by this Proxy shall be voted in the following manner:

	FOR	AGAINST	WITHHOLD
REINCORPORATION IN NEVADA	[ ]	[ ]	[ ]
CHANGE IN NAME	[ ]	[ ]	[ ]

         The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

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         NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated: ____________________                ____________________________________

                                                                           Signature

                                                    ------------------------------------

                                                Name (typed or printed)

                                                    ------------------------------------

                                                    Address

Dated: ____________________                 ____________________________________

                                                                           Signature

                                                  ------------------------------------

                                                  Name (typed or printed)

                                                 ------------------------------------

                                                 Address

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Appendices

Appendix A	Agreement and Plan of Merger
Appendix B	Articles of Incorporation of Grizzly Gold Corp.
Appendix C	Bylaws of Grizzly Gold Corp.
Appendix D	Articles of Incorporation of BCS Solutions, Inc., as amended
Appendix E	Bylaws of BCS Solutions, Inc.
Appendix F	Florida Business Corporation Act Sections 607.1301 et seq.

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APPENDIX A

AGREEMENT AND PLAN OF MERGER
OF
BCS SOLUTIONS, INC.
(a Florida corporation)
AND
GRIZZLY GOLD CORP.
(a Nevada corporation)

AGREEMENT AND PLAN OF MERGER entered into on June __, 2011 by BCS Solutions, Inc., a Florida corporation ("BCS"), and approved by resolution adopted by its Board of Directors on May 16, 2011 and entered into on June _, 2011, by Grizzly Gold Corp., a Nevada corporation ("Grizzly"), and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, BCS is a business corporation of the State of Florida;

WHEREAS, Grizzly is a business corporation of the State of Nevada;

WHEREAS, Grizzly is the wholly-owned subsidiary of BCS:

WHEREAS, the Florida Business Corporation Act permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction;

WHEREAS, Grizzly does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

WHEREAS, BCS and Grizzly and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge BCS with and into Grizzly (the “Merger”) pursuant to the provisions of the Florida Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by BCS and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Grizzly and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Agreement and Plan of Merger set forth.

1. BCS shall, pursuant to the provisions of the Florida Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Grizzly, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name Grizzly pursuant to the provisions of the Nevada Revised Statutes. The separate existence of BCS, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Florida Business Corporation Act.

2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

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3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

6. Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Florida Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Florida and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Florida and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

10. The effective time of this Agreement and Plan of Merger, and the time at which the Merger herein agreed shall become effective in the State of Florida and the State of Nevada, shall be on the last to occur of:

(a) the approval of this Agreement and Plan of Merger by the stockholders of the terminating corporation in accordance with the Florida Business Corporation Act; or

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(b) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(c) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Florida Revised Statutes, is filed with the Secretary of State of the State of Florida.

11. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

12. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Florida and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of BCS and the stockholders of Grizzly, no such amendment may (a) change the rate of exchange for any shares of BCS or the types or amounts of consideration that will be distributed to the holders of the shares of stock of BCS; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of BCS or Grizzly.

IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   June __, 2011

BCS SOLUTIONS, INC., a Florida corporation By:_/s/ Paul Strobel_________________ Name: Paul Strobel Title: President and Chief Executive Officer

GRIZZLY GOLD CORP., a Nevada corporation By:_/s/ Paul Strobel_________________ Name: Paul Strobel Title: President and Chief Executive Officer

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APPENDIX B

1

2

3

4

5

6

7

8

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APPENDIX C

BY-LAWS
OF
GRIZZLY GOLD CORP.
(the Corporation)
Incorporated Under the Laws of the
State of Nevada

___________________________________________________________

ARTICLE I
Offices
The Corporation may have offices at such other places, both within and without the State of Nevada, as the Board of Directors may determine and designate from time to time or the business of the Corporation requires.

ARTICLE II
Books
The books and records of the Corporation may be kept (except as otherwise provided by the laws of the State of Nevada) outside of the State of Nevada and at such place or places as may be designated by the Board of Directors.

ARTICLE III
Stockholders
Section 1. Place of Meetings, etc. Except as otherwise provided in these Bylaws, all meetings of the stockholders shall be held at such dates, times and places, within or without the State of Nevada, as shall be determined by the Board of Directors or the President of the Corporation and as shall be stated in the notice of the meeting or in waivers of notice thereof. If the place of any meeting is not so fixed, it shall be held at the registered office of the Corporation in the State of Nevada.

Section 2. Annual Meetings. The Annual Meeting of stockholders of the Corporation for the election of Directors and the transaction of such other business as may properly come before said meeting shall be held at the principal business office of the Corporation or at such other place or places either within or without the State of Nevada as may be designated by the Board of Directors and stated in the notice of the meeting, on a date not later than 120 days following the close of the fiscal year of the Corporation as designated by the Board of Directors.

Section 3. Special Meetings. Special meetings of the stockholders of the Corporation shall be held whenever called in the manner required by the laws of the State of Nevada for purposes as to which there are special statutory provisions, and for other purposes whenever called by resolution of the Board of Directors, or by the President, or by the holders of a majority of the outstanding shares of capital stock of the Corporation the holders of which are entitled to vote on matters that are to be voted on at such meeting. Any such Special Meetings of stockholders may be held at the principal business office of the Corporation or at such other place or places, either within or without the State of Nevada, as may be specified in the notice thereof. Business transacted at any Special Meeting of stockholders of the Corporation shall be limited to the purposes stated in the notice thereof. The notice shall state the date, time, place and purpose or purposes of the proposed meeting.

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Section 4. Notice of Meetings. Except as otherwise required or permitted by law, whenever the stockholders of the Corporation are required or permitted to take any action at a meeting, written notice thereof shall be given, stating the place, date and time of the meeting and, unless it is the annual meeting, by or at whose direction it is being issued. The notice also shall designate the place where the stockholders’ list is available for examination, unless the list is kept at the place where the meeting is to be held. Notice of a Special Meeting also shall state the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid and shall be directed to each stockholder at his or her address as it appears on the record of stockholders, unless he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, in which case it shall be directed to him or her at the other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend the meeting, except for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened, or who shall submit, either before or after the meeting, a signed waiver of notice. Unless the Board of Directors, after the adjournment of such meeting, shall fix a new record date for an adjourned meeting or unless the adjournment is for more than thirty (30) days, notice of an adjourned meeting need not be given if the place, date and time to which the meeting shall be adjourned is announced at the meeting at which the adjournment is taken.

Section 5. List of Stockholders. The officer of the Corporation who shall have charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address, if known, and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place specified in the notice of the meeting or at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder present at the meeting.

Section 6. Quorum. Except as otherwise expressly provided by the laws of the State of Nevada, or by the Certificate of Incorporation of the Corporation, or by these Bylaws, at any and all meetings of the stockholders of the Corporation there must be present, either in person or by proxy, stockholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at said meeting. At any meeting of stockholders at which a quorum is not present, the holders of, or proxies for, a majority of the stock which is represented at such meeting, may adjourn the meeting to a new date at least seven (7) days after the date of the meeting, without notice other than announcement at the meeting. At any such adjourned meeting at which a quorum is not present, the holders of, or proxies for, a majority of the stock which is represented at such adjourned meeting, may further adjourn the meeting to a new date at least seven (7) days after the date of the adjourned meeting, until a quorum shall be present or represented; but in no event shall the meeting be adjourned more than three (3) times. At any such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment of the meeting as originally noticed is for more than thirty (30) days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 7. Organization. The President shall call to order meetings of the stockholders and shall act as Chairman of such meetings. The Board of Directors or the stockholders may appoint any stockholder or any Director or officer of the Corporation to act as Chairman at any meeting in the absence of the President. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

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Section 8. Voting. Except as otherwise provided by the Certificate of Incorporation of the Corporation or these Bylaws, at any meeting of the stockholders each stockholder of record of the Corporation having the right to vote thereat shall be entitled to one (1) vote for each share of stock outstanding in his or her name on the books of the Corporation as of the record date and entitling him or her to so vote. A stockholder may vote in person or by proxy. Except as otherwise provided by the law of the State of Nevada or by the Certificate of Incorporation of the Corporation, any corporate action to be taken by a vote of the stockholders, other than the election of directors, shall be authorized by not less than a majority of the votes cast at a meeting by the stockholders present in person or by proxy and entitled to vote thereon. Directors shall be elected as provided in Section 1 of Article IV of these Bylaws. Written ballots shall not be required for voting on any matter unless ordered by the Chairman of the meeting.

Section 9. Proxies. Every proxy shall be executed in writing by the stockholder or by his or her attorney-in-fact.

Section 10. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation of the Corporation, whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the laws of the state of Nevada or of the Certificate of Incorporation, such corporate action may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but who were entitled to vote on the matter.

ARTICLE IV
Directors

Section 1. Number, Election and Term of Office. The business and affairs of the Corporation shall be managed by the Board of Directors. The number of Directors which shall constitute the whole Board shall be not less than one (1) nor more than fifteen (15). Within such limits, the number of Directors may be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Certificate of Incorporation. The initial board shall consist of two (2) Directors. Directors need not be stockholders. Directors shall be elected at the Annual Meeting of the stockholders of the Corporation, except as provided in Section 2 of this Article IV, to serve until their respective successors are duly elected and qualified. When used in these Bylaws, the phrase "entire Board" means the total number of directors which the Corporation would have if there were no vacancies.

Section 2. Vacancies and Newly Created Directorships. Except as hereinafter provided, any vacancy in the office of a Director occurring for any reason other than the removal of a Director pursuant to Section 3 of this Article, and any newly created Directorship resulting from any increase in the authorized number of Directors, may be filled by a majority of the Directors then in office. In the event that any vacancy in the office of a Director occurs as a result of the removal of a Director pursuant to Section 3 of this Article, or in the event that vacancies occur contemporaneously in the offices of all of the Directors, such vacancy or vacancies shall be filled by the stockholders of the Corporation at a meeting of stockholders called for that purpose. Directors chosen or elected as aforesaid shall hold office until their respective successors are duly elected and qualified.

Section 3. Removals. At any meeting of stockholders of the Corporation called for that purpose, the holders of a majority of the shares of capital stock of the Corporation entitled to vote at such meeting may remove from office any or all of the Directors, with or without cause.

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Section 4. Resignations. Any director may resign at any time by giving written notice of his or her resignation to the Corporation. A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

Section 5. Place of Meetings. Except as otherwise provided in these Bylaws, all meetings of the Board of Directors shall be held at the principal business office of the Corporation or at such other place, within or without the State of Nevada, as the Board determines from time to time.

Section 6. Annual Meetings. The annual meeting of the Board of Directors shall be held either (a) without notice immediately after the annual meeting of stockholders and in the same place, or (b) as soon as practicable after the annual meeting of stockholders on such date and at such time and place as the Board determines.

Section 7. Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates and at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as the Board determines. Notice of regular meetings need not be given, except as otherwise required by law.

Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the President, the Chairman of the Board or any two Directors on notice given to each Director, and such meetings shall be held at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as shall be specified in the notices thereof. The request shall state the date, time, place and purpose or purposes of the proposed meeting.

Section 9. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each annual meeting held pursuant to subdivision (b) of Section 6 of this Article IV) shall be given, not later than 24 hours before the meeting is scheduled to commence, by the President, the Chairman of the Board or the Secretary and shall state the place, date and time of the meeting. Notice of each meeting may be delivered to a Director by hand or given to a director orally (whether by telephone or in person) or mailed or telegraphed to a Director at his or her residence or usual place of business, provided, however, that if notice of less than 72 hours is given it may not be mailed. If mailed, the notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, and if telegraphed, the notice shall be deemed to have been given when the contents of the telegram are transmitted to the telegraph service with instructions that the telegram immediately be dispatched. Notice of any meeting need not be given to any Director who shall submit, either before or after the meeting, a signed waiver of notice or who shall attend the meeting, except if such Director shall attend for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all Directors not present at the time of the adjourn-ment, as well as to the other Directors unless the place, date and time of the new meeting is announced at the adjourned meeting.

Section 10. Quorum. Except as otherwise provided by the laws of the State of Nevada or in these Bylaws, at all meetings of the Board of Directors of the Corporation a majority of the entire Board shall constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another place, date and time.

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Section 11. Conduct of Meetings. At each meeting of the Board of Directors of the Corporation, the Chairman of the Board if such a nomination is in place, or the President if there is no Chairman of the Board or, in his or her absence, a Director chosen by a majority of the Directors present shall act as Chairman of the meeting. The Secretary or, in his or her absence, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting and keep the minutes thereof. The order of business at all meetings of the Board shall be as determined by the Chairman of the meeting.

Section 12. Committees of the Board. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate an executive committee and other committees, each consisting of one (1) or more Directors. Each committee (including the members thereof) shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any committee. Alternate members may replace any absent or disqualified member or members at any meeting of a committee. In addition, in the absence or disqualification of a member of a committee, if no alternate member has been designated by the Board of Directors, the members present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Except as limited by the laws of the State of Nevada, each committee, to the extent provided in the resolution establishing it, shall have and may exercise all the powers and authority of the Board of Directors with respect to all matters.

Section 13. Operation of Committees. A majority of all the members of a committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of a committee present at a meeting at which a quorum is present shall be the act of the committee. Each committee shall adopt whatever other rules of procedure it determines for the conduct of its activities.

Section 14. Consent to Action. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 15. Meetings Held Other Than in Person. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or any committee may participate in a meeting of the Board of Directors or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

Section 16. Compensation of Directors. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for the attendance at each regular or special meeting of the Board; however nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

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ARTICLE V
Officers

Section 1. Number, Election and Term of Office. The officers of the Corporation shall be a President, a Secretary, and a Treasurer, and may at the discretion of the Board of Directors include a Chief Executive Officer, a Chief Financial Officer, Chairman of the Board and one or more Vice Presidents, Director of Corporate Development, General Managers, Assistant Financial Officers and Assistant Secretaries. The officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the Annual Meeting of the stockholders, and shall hold their respective offices until their successors are duly elected and qualified. Any two (2) or more offices may be held by the same person. The Board of Directors may from time to time appoint such other officers and agents as the interests of the Corporation may require and may fix their duties and terms of office. Any officer may devote less than one hundred percent (100%) of his or her working time to his or her activities as such.

Section 2. The President. The President shall be the chief executive and operating officer of the Corporation, and shall preside at all meetings of the stockholders and of the Board of Directors. The President shall have general and active management of the business and affairs of the Corporation, subject to the control of the Board, shall see that all orders and resolutions of the Board are effectuated, and shall have such other powers and duties as the Board assigns to him. He shall ensure that the books, reports, statements, certificates and other records of the Corporation are kept, made or filed in accordance with the laws of the State of Nevada. He shall cause to be called regular and special meetings of the stockholders and, in the absence of a nominated Chairman of the Board, of the Board of Directors in accordance with these Bylaws. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or where required by law to be otherwise signed, executed or delivered. He may sign, jointly with the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Financial Officer, certificates of stock of the Corporation. He shall appoint and remove, employ and discharge, and fix the compensation of all servants, agents, employees and clerks of the Corporation other than the duly elected or appointed officers, subject to the approval of the Board of Directors. In addition to the powers and duties expressly conferred upon him by these Bylaws, he shall, except as otherwise specifically provided by the laws of the State of Nevada, have such other powers and duties as shall from time to time be assigned to him by the Board of Directors.

Section 3. The Vice President. There may be such Vice Presidents as the Board of Directors shall determine from time to time, with duties determined by the Board of Directors. If there is only one Vice President appointed by the Board, he shall perform, in the absence or disability of the President, the duties and exercise the powers of the President and shall have such other powers and duties as the Board or the President assigns to him.

Section 4. The Secretary. The Secretary may sign all certificates of stock of the Corporation jointly with the President. He shall record all the proceedings of the meetings of the stockholders and the Board of Directors of the Corporation in the books to be kept for that purpose. He shall have safe custody of the seal of the Corporation and, when authorized by the Board, he shall affix the same to any corporate instrument, and when so affixed he may attest the same by his signature. He shall keep the transfer books, in which all transfers of the capital stock of the Corporation shall be registered, and the stock books, which shall contain the names and addresses of all holders of the capital stock of the Corporation and the number of shares held by each. He shall keep the stock and transfer books available during business hours for inspection by any stockholder and for the transfer of stock. He shall notify the Directors and stockholders of the respective meetings as required by law or by these Bylaws of the Corporation. He shall have and perform such other powers and duties as may be required by law or the Bylaws of the Corporation, or which the Board or the President may assign to him from time to time.

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Section 5. Assistant Secretaries. The Assistant Secretaries shall, during the absence or incapacity of the Secretary, assume and perform all functions and duties which the Secretary might lawfully do if present and not under any incapacity.

Section 6. The Treasurer. Subject to the control of the Board, the Treasurer shall have the care and custody of the corporate funds and the books relating thereto. He shall perform all other duties incident to the office of the Treasurer. He shall have such other powers and duties as the Board or the President assigns to him from time to time. He shall keep full and accurate accounts of all receipts and disbursements of the Corporation in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board, and shall render to the President or the Directors, whenever they may require it, an account of all his transactions as Treasurer and an account of the business and financial position of the Corporation.

Section 7. Assistant Financial Officers. The Assistant Financial Officers shall, during the absence or incapacity of the Treasurer, assume and perform all functions and duties which the Treasurer might lawfully do if present and not under any incapacity.

Section 8. Transfer of Duties. The Board of Directors may transfer the power and duties, in whole or in part, of any officer to any other officer, or other persons, notwithstanding the provisions of these Bylaws, except as otherwise provided by the laws of the State of Nevada.

Section 9. Removals. Subject to his or her earlier death, resignation or removal as hereinafter provided, each officer shall hold his or her office until his or her successor shall have been duly elected and shall have qualified. Any officer or agent of the Corporation may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the entire Board, at a meeting of the Board of Directors called for that purpose.

Section 10. Resignations. Any officer or agent of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors or to the President or Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

Section 11. Vacancies. If the office of President, Secretary or Treasurer becomes vacant for any reason, the Board of Directors shall choose a successor to hold such office for the unexpired term. If any other officer or agent becomes vacant for any reason, the Board of Directors may fill the vacancy, and each officer so elected shall serve for the remainder of his or her predecessor's term.

Section 12. Compensation of Officers. The officers shall receive such salary or compensation as may be determined by the Board of Directors.

ARTICLE V
Contracts, Checks and Notes

Section 1. Contracts. Unless the Board of Directors shall otherwise specifically direct, all contracts of the Corporation shall be executed in the name of the Corporation by the President or a Vice President.

Section 2. Checks and Notes. All negotiable instruments of the Corporation shall be signed by such officers or agents of the Corporation as may be designated by the Board of Directors.

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ARTICLE VI
Provisions Relating to Stock
Certificates and Stockholders

Section 1. Certificates of Stock. Certificates for the Corporation's capital stock shall be in such form as required by law and as approved by the Board. Each certificate shall be signed in the name of the Corporation by the President or any Vice President and by the Secretary, the Treasurer or any Assistant Secretary or any Assistant Financial Officer and shall bear the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation or its employees, the signature of any officer of the Corporation may be a facsimile signature. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature was placed on any certificate shall have ceased to be such officer, transfer agent or registrar before the certificate shall be issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 2. Lost Certificates, etc. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board may require the owner of the lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of that fact and to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of the certificate or the issuance of a new certificate.

Section 3. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4. Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other action, the Board may fix in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

Section 5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares by any other person, whether or not it shall have notice thereof, except as expressly provided by the laws of the State of Nevada.

ARTICLE VII
General Provisions

Section 1. Dividends. To the extent permitted by law, the Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation of the Corporation and the terms of any other corporate document or instrument binding upon the Corporation, to determine what, if any, dividends or distributions shall be declared and paid or made. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the Directors think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors think conducive to the interests of the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.

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Section 2. Seal. The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Nevada.”
Section 3. Fiscal Year. The fiscal year of the Corporation shall be end on December 31.

Section 4. Voting Shares in Other Corporations. Unless otherwise directed by the Board, shares in other corporations which are held by the Corporation shall be represented and voted only by the President or by a proxy or proxies appointed by him or her.

Section 5. Indemnification.

(a) The Corporation shall indemnify any person who was, or is threatened to be made, a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director, officer, employee or agent of the Corporation, or (ii) while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or similar functionary of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under the Revised Statutes of the State of Nevada, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article VII is in effect. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement or otherwise.

(b) As used herein, the term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding.

(c) A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) for the payment of distributions in violation of the Revised Statutes of the State of Nevada. Any repeal or amendment of this Article VII by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the foregoing provisions of this Article VII, a director or officer shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including, without limitation, any subsequent amendment to the Revised Statutes of the State of Nevada.

ARTICLE VIII
Amendments

These Bylaws may be adopted, altered, amended or repealed or new Bylaws may be adopted by the stockholders, or by the Board of Directors, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

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APPENDIX D

FILED

2010 APR 21 P 12:05

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF INCORPORATION
OF
BCS Solutions, Inc.

The undersigned, a natural person competent to contract, does hereby make, subscribe and file these Articles of Incorporation for the purpose of organizing a corporation under the laws of the State of Florida.

ARTICLE I
CORPORATE NAME

The name of this Corporation shall be: BCS Solutions, Inc.

ARTICLE II
PRINCIPAL OFFICE AND MAILING ADDRESS

The principal office and mailing address of the Corporation is 1200 Laysan Teal Drive, Roseville, CA 95747

ARTICLE III
NATURE OF CORPORATE BUSINESS AND POWERS

The general nature of the business to be transacted by this Corporation shall be to engage in any and all lawful business permitted under the laws of the United States and the State of Florida.

ARTICLE IV
CAPITAL STOCK

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be three hundred million (300,000,000) shares of Common Stock, par value $.0001 per share.

ARTICLE V
TERM OF EXISTENCE

This Corporation shall have perpetual existence.

ARTICLE VI
REGISTERED AGENT AND
INITIAL REGISTERED OFFICE IN FLORIDA

1

Steven Sanders
7865 Amethyst Lake Pt.
Lake Worth, FL 33467

ARTICLE VII
BOARD OF DIRECTORS

This corporation shall have one (1) Director initially.

Tyler Vorhies
1200 Laysan Teal Drive
Roseville, CA 95747

ARTICLE VIII
INCORPORATOR

The name address of the person signing these Articles of Incorporation as the Incorporator is Steven Sanders, 7865 Amethyst Lake Pt., Lake Worth, FL 33467.

ARTICLE IX
INDEMNIFICATION

To the fullest extent permitted by the Florida Business Corporation Act, the Corporation shall indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit or proceeding by reason of the fact that such person (i) is or was a director of the Corporation; (ii) is or was serving at the request of the Corporation as a director of another corporation, provided that such person is or was at the time a director of the Corporation; or (iv)is or was serving at the request of the Corporation as an officer of another Corporation, provided that such person is or was at the time a director of the corporation or a director of such other corporation, serving at the request of the Corporation. Unless otherwise expressly prohibited by the Florida Business Corporation Act, and except as otherwise provided in the previous sentence, the Board of Directors of the Corporation shall have the sole and exclusive discretion, on such terms and conditions as it shall determine, to indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit, or proceeding by reason of the fact such person is or was an officer, employee or agent of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE X
AFFILIATED TRANSACTIONS

This Corporation expressly elects not to be governed by Section 607.0901 of the Florida Business Corporation Act, as amended from time to time, relating to affiliated transactions.

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2

ARTICLE XI
CONTROL SHARE ACQUISITIONS

This Corporation expressly elects not to be governed by Section 607.0902 of the Florida Business Corporation Act, as amended from time to time, relating to control share acquisitions.

IN WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Articles of Incorporation on the 20th day of April 2010..

____
Incorporator

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3

APPENDIX E

BY-LAWS

OF

BCS SOLUTIONS, INC.

a Florida corporation

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INDEX

		PAGE

ARTICLE I

Offices

Section 1.01	Principal Office	1

Section 1.02	Registered Office	1

Section 1.03	Other Offices	1

ARTICLE II

Meetings of Shareholders

Section 2.01	Annual Meeting	1

Section 2.02	Special Meetings	1

Section 2.03	Shareholders' List for Meeting	2

Section 2.04	Record Date	2

Section 2.05	Notice of Meetings and Adjournment	3

Section 2.06	Waiver of Notice	4

ARTICLE III

Shareholder Voting

Section 3.01	Voting Group Defined	4

Section 3.02	Quorum and Voting Requirements for Voting Groups	5

Section 3.03	Action by Single and Multiple Voting Groups	5

Section 3.04	Shareholder Quorum and Voting; Greater or Lesser Voting Requirements	5

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ARTICLE X

Miscellaneous

Section 10.01	Definition of the "Act"	32

Section 10.02	Application of Florida Law	32

Section 10.03	Fiscal Year	32

Section 10.04	Conflicts with Articles of Incorporation	33

Section 10.05	Emergency By-Laws	33

ARTICLE I

Offices

Section 1.01. Principal Office.

The initial registered office of the Corporation shall be 1200 Laysan Teal Drive Roseville, CA 95747.

Section 1.02. Registered Office.

The registered office of the corporation in the State of Florida shall be at the office of its registered agent as stated in the articles of incorporation or as the board of directors shall from time to time determine.

Section 1.03. Other Offices.

The corporation may have additional offices at such other places, either within or without the State of Florida, as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

Meetings of Shareholders

Section 2.01. Annual Meeting.

(1) The corporation shall hold a meeting of shareholders annually, for the election of directors and for the transaction of any proper business, at a time stated in or fixed in accordance with a resolution of the board of directors.

(2) Annual shareholders' meeting may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution by the board of directors or, when not inconsistent with the board of directors' resolution stated in the notice of the annual meeting. If no place is stated in or fixed in accordance with these bylaws, or stated in the notice of the annual meeting, annual meetings shall be held at the corporation's principal office.

(3) The failure to hold the annual meeting at the time stated in or fixed in accordance with these bylaws or pursuant to the Act does not affect the validity of any corporate action and shall not work a forfeiture of or dissolution of the corporation.

Section 2.02. Special Meeting.

(1) The corporation shall hold a special meeting of shareholders:

(a) On call of its board of directors or the person or persons authorized to do so by the board of directors; or

(b) If the holders of not less than 10% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

(2) Special shareholders' meetings may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution of the board of directors, or, when not inconsistent with the board of directors' resolution, in the notice of the special meeting. If no place is stated in or fixed in accordance with these bylaws or in the notice of the special meeting, special meetings shall be held at the corporation's principal office.

(3) Only business within the purpose or purposes described in the special meeting notice may be conducted at a special shareholders' meeting.

Section 2.03. Shareholders' List for Meeting.

(1) After fixing a record date for a meeting, a corporation shall prepare a list of the names of all its shareholders who are entitled to notice of a shareholders' meeting, in accordance with the Florida Business Corporation Act(the "Act"), or arranged by voting group, with the address of, and the number and class and series, if any, of shares held by, each.

(2) The shareholders' list must be available for inspection by any shareholder for a period of ten days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the corporation's transfer agent or registrar. A shareholder or his agent or attorney is entitled on written demand to inspect the list(subject to the requirements of Section 607.1602(3) of the Act), during regular business hours and at his expense, during the period it is available for inspection.

(3) The corporation shall make the shareholders' list available at the meeting, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Section 2.04. Record Date.

(1) The board of directors may set a record date for purposes of determining the shareholders entitled to notice of and to vote at a shareholders' meeting; however, in no event may a record date fixed by the board of directors be a date preceding the date upon which the resolution fixing the record date is adopted.

(2) Unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder delivers his demand to the corporation. In the event that the board of directors sets the record date for a special meeting of shareholders, it shall not be a date preceding the date upon which the corporation receives the first demand from a shareholder requesting a special meeting.

(3) If no prior action is required by the board of directors pursuant to the Act, and, unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the corporation under Section 607.0704 of the Act. If prior action is required by the board of directors pursuant to the Act, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

(4) Unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is the close of business on the day before the first notice is delivered to shareholders.

(5) A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders.

(6) A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one 120 days after the date fixed for the original meeting.

Section 2.05. Notice of Meetings and Adjournment.

(1) The corporation shall notify shareholders of the date, time and place of each annual and special shareholders' meeting no fewer than 10 or more than 60 days before the meeting date. Unless the Act requires otherwise, the corporation is required to give notice only to shareholders entitled to vote at the meeting. Notice shall be given in the manner provided in Section 607.0141 of the Act, by or at the direction of the president, the secretary, of the officer or persons calling the meeting. If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first class. Notwithstanding Section 607.0141, if mailed, such notice shall be deemed to be delivered when deposited in the United Statement mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

(2) Unless the Act or the articles of incorporation requires otherwise, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.

(3) Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

(4) If an annual or special shareholders meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time or place is announced at the meeting before adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If a new record date is or must be fixed under Section 607.0707 of the Act, however, notice of the adjourned meeting must be given under this section to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

(5) Notwithstanding the foregoing, no notice of a shareholders' meeting need be given if:(a) an annual report and proxy statements for two consecutive annual meetings of shareholders, or(b) all, and at least two checks in payment of dividends or interest on securities during a 12-month period, have been sent by first-class United States mail, addressed to the shareholder at his address as it appears on the share transfer books of the corporation, and returned undeliverable. The obligation of the corporation to give notice of a shareholders' meeting to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

Section 2.06. Waiver of Notice.

(1) A shareholder may waive any notice required by the Act, the articles of incorporation, or bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records. Neither the business to be transacted at nor the purpose of any regular or special meeting of the shareholders need be specified in any written waiver of notice.

(2) A shareholder's attendance at a meeting:(a) Waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or(b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

ARTICLE III

Shareholder Voting

Section 3.01. Voting Group Defined.

A "voting group" means all shares of one or more classes or series that under the articles of incorporation or the Act are entitled to vote and be counted together collectively on a matter at a meeting of shareholders. All shares entitled by the articles of incorporation or the Act to vote generally on the matter are for that purpose a single voting group.

Section 3.02. Quorum and Voting Requirements for Voting Groups.

(1) Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation or the Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

(2) Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

(3) If a quorum exists, action on a matter(other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Act requires a greater number of affirmative votes.

Section 3.03. Action by Single and Multiple Voting Groups.

(1) If the articles of incorporation or the Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group as provided in Section 3.02 of these bylaws.

(2) If the articles of incorporation or the Act provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided in Section 3.02 of these bylaws. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

Section 3.04. Shareholder Quorum and Voting; Greater or Lesser Voting Requirements.

(1) A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, but in no event shall a quorum consist of less than one-third of the shares entitled to vote. When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

(2) An amendment to the articles of incorporation that adds, changes or deletes a greater or lesser quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

(3) If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the articles of incorporation.

(4) After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

(5) The articles of incorporation may provide for a greater voting requirement or a greater or lesser quorum requirement for shareholders(or voting groups of shareholders) than is provided by the Act, but in no event shall a quorum consist of less than one-third of the shares entitled to vote.

Section 3.05. Voting for Directors; Cumulative Voting.

(1) Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

(2) Each shareholder who is entitled to vote at an election of directors has the right to vote the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

Section 3.06. Voting Entitlement of Shares.

(1) Unless the articles of incorporation or the Act provides otherwise, each outstanding share, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Only shares are entitled to vote.

(2) The shares of the corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of shares entitled to vote for directors of the second corporation.

(3) This section does not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

(4) Redeemable shares are not entitled to vote on any matter, and shall not be deemed to be outstanding, after notice of redemption is mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank, trust company, or other financial institution upon an irrevocable obligation to pay the holders the redemption price upon surrender of the shares.

(5) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of the corporate shareholder may prescribe or, in the absence of any applicable provision, by such person as the board of directors of the corporate shareholder may designate. In the absence of any such designation or in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.

(6) Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.

(7) Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him without the transfer thereof into his name.

(8) If a share or shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting have the following effect:

(a) If only one votes, in person or in proxy, his act binds all;

(b) If more than one vote, in person or by proxy, the act of the majority so voting binds all;

(c) If more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally;

(d) If the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes of this subsection shall be a majority or a vote evenly split in interest;

(e) The principles of this subsection shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum;

(f) Subject to Section 3.08 of these bylaws, nothing herein contained shall prevent trustees or other fiduciaries holding shares registered in the name of a nominee from causing such shares to be voted by such nominee as the trustee or other fiduciary may direct. Such nominee may vote shares as directed by a trustee or their fiduciary without the necessity of transferring the shares to the name of the trustee or other fiduciary.

Section 3.07. Proxies.

(1) A shareholder, other person entitled to vote on behalf of a shareholder pursuant to Section 3.06 of these bylaws, or attorney in fact may vote the shareholder's shares in person or by proxy.

(2) A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney in fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, is a sufficient appointment form.

(3) An appointment of a proxy is effective when received by the secretary or other officer or agent authorized to tabulate votes. An appointment is valid for up to 11 months unless a longer period is expressly provided in the appointment form.

(4) The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

(5) An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. Appointments coupled with an interest include the appointment of:(a) a pledgee;(b) a person who purchased or agreed to purchase the shares;(c) a creditor of the corporation who extended credit to the corporation under terms requiring the appointment;(d) an employee of the corporation whose employment contract requires the appointment; or(e) a party to a voting agreement created in accordance with the Act.

(6) An appointment made irrevocable under this section becomes revocable when the interest with which it is coupled is extinguished and, in a case provided for in Subsection 5(c) or 5(d), the proxy becomes revocable three years after the date of the proxy or at the end of the period, if any, specified herein, whichever is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this section. This does not affect the duration of a proxy under subsection(3).

(7) A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if he did not know of its existence when he acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates.

(8) Subject to Section 3.09 of these bylaws and to any express limitation on the proxy's authority appearing on the face of the appointment form, a corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

(9) If an appointment form expressly provides, any proxy holder may appoint, in writing, a substitute to act in his place.

Section 3.08. Shares Held by Nominees.

(1) The corporation may establish a procedure by which the beneficial owner of shares that are registered in the name of a nominee is recognized by the corporation as the shareholder. The extent of this recognition may be determined in the procedure.

(2) The procedure may set forth(a) the types of nominees to which it applies;(b) the rights or privileges that the corporation recognizes in a beneficial owner;(c) the manner in which the procedure is selected by the nominee;(d) the information that must be provided when the procedure is selected;(e) the period for which selection of the procedure is effective; and(f) other aspects of the rights and duties created.

Section 3.09. Corporation's Acceptance of Votes.

(1) If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith is entitled to accept the vote, consent waiver, or proxy appointment and give it effect as the act of the shareholder.

(2) If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation if acting in good faith is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:(a) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;(b) the name signed purports to be that of an administrator, executor, guardian, personal representative, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;(c) the name signed purports to be that of a receiver, trustee in bankruptcy, or assignee for the benefit of creditors of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment; (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney in fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or(e) two or more persons are the shareholder as covenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

(3) The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

(4) The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

(5) Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

Section 3.10. Action by Shareholders Without Meeting.

(1) Any action required or permitted by the Act to be taken at any annual or special meeting of shareholders of the corporation may be taken without a meeting, without prior notice and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another office or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent is delivered in the manner required by this section, written consent signed by the number of holders required to take action is delivered to the corporation by delivery as set forth in this section.

(2) Within 10 days after obtaining such authorization by written consent, notice in accordance with Section 607.0704(3) of the Act must be given to those shareholders who have not consented in writing.

ARTICLE IV

Board of Directors and Officers

Section 4.01. Qualifications of Directors.

Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Florida or shareholders of the corporation.

Section 4.02. Number of Directors.

(1) The board of directors shall consist of not less than one nor more than nine individuals.

(2) The number of directors may be increased or decreased from time to time by amendment to these bylaws.

(3) Directors are elected at the first annual shareholders' meeting and at each annual meeting thereafter unless their terms are staggered under Section 4.04 of these bylaws.

Section 4.03. Terms of Directors Generally.

(1) The terms of the initial directors of the corporation expire at the first shareholders' meeting at which directors are elected.

(2) The terms of all other directors expire at the next annual shareholders' meeting following their election unless their terms are staggered under Section 4.04 of these bylaws.

(3) A decrease in the number of directors does not shorten an incumbent director's term.

(4) The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected.

(5) Despite the expiration of a director's term, he continues to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

Section 4.04. Staggered Terms for Directors.

The directors of any corporation organized under the Act may, by the articles of incorporation, or by amendment to these bylaws adopted by a vote of the shareholders, be divided into one, two or three classes with the number of directors in each class being as nearly equal as possible; the term of office of those of the first class to expire at the annual meeting next ensuing; of the second class one year thereafter; at the third class two years thereafter; and at each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire. If the directors have staggered terms, then any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

Section 4.05. Vacancy on Board.

(1) Whenever a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, it may be filled by the affirmative vote of a majority of the remaining directors.

(2) A vacancy that will occur at a specific later date(by reason of a resignation effective at a later date may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Section 4.06. Compensation of Directors.

The board of directors may fix the compensation of directors.

Section 4.07. Meetings.

(1) The board of directors may hold regular or special meetings in or out of the State of Florida.

(2) A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the board of directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

(3) Meetings of the board of directors may be called by the chairman of the board or by the president.

(4) The board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

Section 4.08. Action by Directors Without a Meeting.

(1) Action required or permitted by the Act to be taken at a board of directors' meeting or committee meeting may be taken without a meeting if the action is taken by all members of the board or of the committee. The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member.

(2) Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date.

(3) A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

Section 4.09. Notice of Meetings.

Regular and special meetings of the board of directors may be held without notice of the date, time, place, or purpose of the meeting.

Section 4.10. Waiver of Notice.

Notice of a meeting of the board of directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 4.11. Quorum and Voting.

(1) A quorum of a board of directors consists of a majority of the number of directors prescribed by the articles of incorporation or these bylaws.

(2) If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the board of directors.

(3) A director of a corporation who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless:

(a) He objects at the beginning of the meeting(or promptly upon his arrival) to holding it or transacting specified business at the meeting; or

(b) He votes against or abstains from the action taken.

Section 4.12. Committees.

(1) The board of directors, by resolution adopted by a majority of the full board of directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the board of directors, except that no such committee shall have the authority to:

(a) Approve or recommend to shareholders actions or proposals required by the Act to be approved by shareholders.

(b) Fill vacancies on the board of directors or any committee thereof.

(c) Adopt, amend, or repeal these bylaws.

(d) Authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the board of directors.

(e) Authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the board of directors may authorize a committee(or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

(2) The sections of these bylaws which govern meetings, notice and waiver of notice, and quorum and voting requirements of the board of directors apply to committees and their members as well.

(3) Each committee must have two or more members who serve at the pleasure of the board of directors. The board, by resolution adopted in accordance herewith, may designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

(4) Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the board of directors not a member of the committee in question with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4.13. Loans to Officers, Directors, and Employees; Guaranty of Obligations.

The corporation may lend money to, guaranty any obligation of, or otherwise assist any officer, director, or employee of the corporation or of a subsidiary, whenever, in the judgment of the board of directors, such loan, guaranty, or assistance may reasonably be expected to benefit the corporation. The loan, guaranty, or other assistance may be with or without interest and may be unsecured or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section shall be deemed to deny, limit, or restrict the powers of guaranty or warranty of any corporation at common law or under any statute. Loans, guaranties, or other types of assistance are subject to section 4.19.

Section 4.14. Required Officers.

(1) The corporation shall have such officers as the board of directors may appoint from time to time.

(2) A duly appointed officer may appoint one or more assistant officers.

(3) The board of directors shall delegate to one of the officers responsibility for preparing minutes of the directors' and shareholders' meetings and for authenticating records of the corporation.

(4) The same individual may simultaneously hold more than one office in the corporation.

Section 4.15. Duties of Officers.

Each officer has the authority and shall perform the duties set forth in a resolution or resolutions of the board of directors or by direction of any officer authorized by the board of directors to prescribe the duties of other officers.

Section 4.16. Resignation and Removal of Officers.

(1) An officer may resign at any time by delivering notice to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future effective date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.

(2) The board of directors may remove any officer at any time with or without cause. Any assistant officer, if appointed by another officer, may likewise be removed by the board of directors or by the officer which appointed him in accordance with these bylaws.

Section 4.17. Contract Rights of Officers.

The appointment of an officer does not itself create contract rights.

Section 4.18. General Standards for Directors.

(1) A director shall discharge his duties as a director, including his duties as a member of a committee:

(a) In good faith;

(b) With the care an ordinarily prudent person in a like position would exercise under similar circumstances; and

(c) In a manner he reasonably believes to be in the best interests of the corporation.

(2) In discharging his duties, a director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by:

(a) One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b) Legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons' professional or expert competence; or

(c) A committee of the board of directors of which he is not a member if the director reasonably believes the committee merits confidence.

(3) In discharging his duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

(4) A director is not acting in good faith if he has knowledge concerning the matter in question that makes reliance otherwise permitted by subsection(2) unwarranted.

(5) A director is not liable for any action taken as a director, or any failure to take any action, if he performed the duties of his office in compliance with this section.

Section 4.19. Director Conflicts of Interest.

 No contract or other transaction between a corporation and one or more interested directors shall be either void or voidable because of such relationship or interest, because such director or directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose, if:

(1) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves or ratifies the contract or transactions by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(2) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(3) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

For the purpose of paragraph(2) above, a conflict of interest transaction is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection. Shares owned by or voted under the control of a director who has a relationship or interest in the conflict of interest transaction may not be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under paragraph(2). The vote of those shares, however, is counted in determining whether the transaction is approved under other sections of the Act. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this section.

Section 4.20. Resignation of Directors.

A director may resign at any time by delivering written notice to the board of directors or its chairman or to the corporation.

A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.

ARTICLE V

Indemnification of Directors, Officers,

Employees and Agents

Section 5.01. Directors, Officers, Employees and Agents.

(1) The corporation shall have power to indemnify any person who was or is a party to any proceeding(other than an action by, or in the right of, the corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(2) The corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(3) To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsections(1) or(2), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

(4) Any indemnification under subsections(1) or(2), unless pursuant to a determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (1) or(2). Such determination shall be made:

(a) By the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding;

(b) If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the board of directors(in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

(c) By independent legal counsel:

(i) Selected by the board of directors prescribed in paragraph(a) or the committee prescribed in paragraph(b); or

(ii) If a quorum of the directors cannot be obtained for paragraph(a) and the committee cannot be designed under paragraph(b), selected by majority vote of the full board of directors(in which directors who are parties may participate); or

(d) By the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

(5) Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons specified by paragraph(4)(c) shall evaluate the reasonableness of expenses and may authorize indemnification.

(6) Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation pursuant to this section. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

(7) The indemnification and advancement of expenses provided pursuant to this section are not exclusive, and the corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

(a) A violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

(b) A transaction from which the director, officer, employee, or agent derived an improper personal benefit;

(c) In the case of a director, a circumstance under which the liability provisions of Section 607.0834 under the Act are applicable; or

(d) Willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

(8) Indemnification and advancement of expenses as provided in this section shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

(9) Notwithstanding the failure of the corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

(a) The director, officer, employee, or agent if entitled to mandatory indemnification under subsection(3), in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

(b) The director, officer, employee, or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the corporation of its power pursuant to subsection(7); or

(c) The director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in subsection(1), subsection(2) or subsection(7).

(10) For purposes of this section, the term "corporation" includes, in addition to the resulting corporation, any constituent corporation(including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(11) For purposes of this section:

(a) The term "other enterprises" includes employee benefit plans;

(b) The term "expenses" includes counsel fees, including those for appeal;

(c) The term "liability" includes obligations to pay a judgment, settlement, penalty, fine(including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding;

(d) The term "proceeding" includes any threatened, pending, or completed action, suit or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal;

(e) The term "agent" includes a volunteer;

(f) The term "serving at the request of the corporation" includes any service as a director, officer, employee, or agent of the corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries; and

(g) The term "not opposed to the best interest of the corporation" describes the actions of a person who acts in good faith and in a manner he reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

(12) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

ARTICLE VI

Office and Agent

Section 6.01. Registered Office and Registered Agent.

(1) The corporation shall have and continuously maintain in the State of Florida:

(a) A registered office which may be the same as its place of business; and

(b) A registered agent, who, may be either:

(i) An individual who resides in the State of Florida whose business office is identical with such registered office; or

(ii) Another corporation or not-for-profit corporation as defined in Chapter 617 of the Act, authorized to transact business or conduct its affairs in the State of Florida, having a business office identical with the registered office; or

(iii) A foreign corporation or not-for-profit foreign corporation authorized pursuant to chapter 607 or chapter 617 of the Act to transact business or conduct its affairs in the State of Florida, having a business office identical with the registered office.

Section 6.02. Change of Registered Office or Registered Agent; Resignation of Registered Agent.

(1) The corporation may change its registered office or its registered agent upon filing with the Department of State of the State of Florida a statement of change setting forth:

(a) The name of the corporation;

(b) The street address of its current registered office;

(c) If the current registered office is to be changed, the street address of the new registered office;

(d) The name of its current registered agent;

(e) If its current registered agent is to be changed, the name of the new registered agent and the new agent's written consent(either on the statement or attached to it) to the appointment;

(f) That the street address of its registered office and the street address of the business office of its registered agent, as changed, will be identical;

(g) That such change was authorized by resolution duly adopted by its board of directors or by an officer of the corporation so authorized by the board of directors.

ARTICLE VII

Shares, Options, Dividends and Distributions

Section 7.01. Authorized Shares.

(1) The articles of incorporation prescribe the classes of shares and the number of shares of each class that the corporation is authorized to issue, as well as a distinguishing designation for each class, and prior to the issuance of shares of a class the preferences, limitations, and relative rights of that class must be described in the articles of incorporation.

(2) The articles of incorporation must authorize:

(a) One or more classes of shares that together have unlimited voting rights, and

(b) One or more classes of shares(which may be the same class or classes as those with voting rights) that together are entitled to receive the net assets of the corporation upon dissolution.

(3) The articles of incorporation may authorize one or more classes of shares that have special, conditional, or limited voting rights, or no rights, or no right to vote, except to the extent prohibited by the Act;

(a) Are redeemable or convertible as specified in the articles of incorporation;

(b) Entitle the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative;

(c) Have preference over any other class of shares with respect to distributions, including dividends and distributions upon the dissolution of the corporation.

(4) Shares which are entitled to preference in the distribution of dividends or assets shall not be designated as common shares. Shares which are not entitled to preference in the distribution of dividends or assets shall be common shares and shall not be designated as preferred shares.

Section 7.02. Terms of Class or Series Determined by Board of Directors.

(1) If the articles of incorporation so provide, the board of directors may determine, in whole or part, the preferences, limitations, and relative rights(within the limits set forth in Section 7.01) of:

(a) Any class of shares before the issuance of any shares of that class, or

(b) One or more series within a class before the issuance of any shares of that series.

(2) Each series of a class must be given a distinguishing designation.

(3) All shares of a series must have preferences, limitations, and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, of those of other series of the same class.

(4) Before issuing any shares of a class or series created under this section, the corporation must deliver to the Department of State of the State of Florida for filing articles of amendment, which are effective without shareholder action, in accordance with Section 607.0602 of the Act.

Section 7.03. Issued and Outstanding Shares.

(1) A corporation may issue the number of shares of each class or series authorized by the articles of incorporation. Shares that are issued are outstanding shares until they are reacquired, redeemed, converted, or canceled.

(2) The reacquisition, redemption, or conversion of outstanding shares is subject to the limitations of subsection(3) and to Section 607.06401 of the Act.

(3) At all times that shares of the corporation are outstanding, one or more shares that together have unlimited voting rights and one or more shares that together are entitled to receive the net assets of the corporation upon dissolution must be outstanding.

Section 7.04. Issuance of Shares.

(1) The board of directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation.

(2) Before the corporation issues shares, the board of directors must determine that the consideration received or to be received for shares to be issued is adequate. That determination by the board of directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and non-assessable. When it cannot be determined that outstanding shares are fully paid and non-assessable, there shall be a conclusive presumption that such shares are fully paid and non-assessable if the board of directors makes a good faith determination that there is no substantial evidence that the full consideration for such shares has not been paid.

(3) When the corporation receives the consideration for which the board of directors authorized the issuance of shares, the shares issued therefor are fully paid and non-assessable. Consideration in the form of a promise to pay money or a promise to perform services is received by the corporation at the time of the making of the promise, unless the agreement specifically provides otherwise.

(4) The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the note is paid, or the benefits received. If the services are not performed, the shares escrowed or restricted and the distributions credited may be canceled in whole or part.

Section 7.05. Form and Content of Certificates.

(1) Shares may but need not be represented by certificates. Unless the Act or another statute expressly provides otherwise, the rights and obligations of shareholders are identical whether or not their shares are represented by certificates.

(2) At a minimum, each share certificate must state on its face:

(a) The name of the issuing corporation and that the corporation is organized under the laws of the State of Florida;

(b) The name of the person to whom issued; and

(c) The number and class of shares and the designation of the series, if any, the certificate represents.

(3) If the shares being issued are of different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series(and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder a full statement of this information on request and without charge.

(4) Each share certificate:

(a) Must be signed(either manually or in facsimile) by an officer or officers designated by the board of directors, and

(b) May bear the corporate seal or its facsimile.

(5) If the person who signed(either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

(6) Nothing in this section may be construed to invalidate any share certificate validly issued and outstanding under the Act on July 1, 1990.

Section 7.06. Shares Without Certificates.

(1) The board of directors of the corporation may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

(2) Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on certificates by the Act.

Section 7.07. Restriction on Transfer of Shares and Other Securities.

(1) The articles of incorporation, these bylaws, an agreement among shareholders, or an agreement between shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of the corporation. A restriction does not affect shares issued before the restriction was adopted unless the holders of such shares are parties to the restriction agreement or voted in favor of the restriction.

(2) A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section, and effected in compliance with the provisions of the Act, including having a proper purpose as referred to in the Act.

Section 7.08. Shareholder's Pre-emptive Rights.

The shareholders of the corporation do not have a pre-emptive right to acquire the corporation's unissued shares.

Section 7.09. Corporation's Acquisition of its Own Shares.

(1) The corporation may acquire its own shares, and, unless otherwise provided in the articles of incorporation or except as provided in subsection(4), shares so acquired constitute authorized but unissued shares of the same class but undesignated as to series.

(2) If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation.

(3) Articles of amendment may be adopted by the board of directors without shareholder action, shall be delivered to the Department of State of the State of Florida for filing, and shall set forth the information required by Section 607.0631 of the Act.

(4) Shares of the corporation in existence on April 15, 2009, which are treasury shares under Section 607.004(18), Florida Statutes(1987), shall be issued, but not outstanding, until canceled or disposed of by the corporation.

Section 7.10. Share Options.

(1) Unless the articles of incorporation provide otherwise, the corporation may issue rights, options, or warrants for the purchase of shares of the corporation. The board of directors shall determine the terms upon which the rights, options, or warrants are issued, their form and content, and the consideration for which the shares are to be issued.

(2) The terms and conditions of stock rights and options which are created and issued by the corporation, or its successor, and which entitle the holders thereof to purchase from the corporation shares of any class or classes, whether authorized by unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions, or conditions that preclude or limit the exercise, transfer, receipt, or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

Section 7.11. Terms and Conditions of Stock Rights and Options.

The terms and conditions of the stock rights and options which are created and issued by the corporation [or its successor], and which entitle the holders thereof to purchase from the corporation shares of any class or classes, whether authorized but unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions or conditions that preclude or limit the exercise, transfer, receipt or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

Section 7.12. Share Dividends.

(1) Shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one or more classes or series. An issuance of shares under this subsection is a share dividend.

(2) Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless:

(a) The articles of incorporation so authorize,

(b) A majority of the votes entitled to be cast by the class or series to be issued approves the issue, or

(c) There are no outstanding shares of the class or series to be issued.

(3) If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date of the board of directors authorizes the share dividend.

Section 7.13. Distributions to Shareholders.

(1) The board of directors may authorize and the corporation may make distributions to its shareholders subject to restriction by the articles of incorporation and the limitations in subsection(3).

(2) If the board of directors does not fix the record date for determining shareholders entitled to a distribution(other than one involving a purchase, redemption, or other acquisition of the corporation's shares), it is the date the board of directors authorizes the distribution.

(3) No distribution may be made if, after giving it effect:

(a) The corporation would not be able to pay its debts as they become due in the usual course of business; or

(b) The corporation's total assets would be less than the sum of its total liabilities plus(unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

(4) The board of directors may base a determination that a distribution is not prohibited under subsection(3) either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances. In the case of any distribution based upon such a valuation, each such distribution shall be identified as a distribution based upon a current valuation of assets, and the amount per share paid on the basis of such valuation shall be disclosed to the shareholders concurrent with their receipt of the distribution.

(5) Except as provided in subsection(7), the effect of a distribution under subsection (3) is measured;

(a) In the case of distribution by purchase, redemption, or other acquisition of the corporation's shares, as of the earlier of:

(i) The date money or other property is transferred or debt incurred by the corporation, or

(ii) The date the shareholder ceases to be a shareholder with respect to the acquired shares;

(b) In the case of any other distribution of indebtedness, as of the date the indebtedness is distributed;

(c) In all other cases, as of:

(i) The date the distribution is authorized if the payment occurs within 120 days after the date of authorization, or

(ii) The date the payment is made if it occurs more than 120 days after the date of authorization.

(6) A corporation's indebtedness to a shareholder incurred by reason of a distribution made in accordance with this section is at parity with the corporation's indebtedness to its general, unsecured creditors except to the extent subordinated by agreement.

(7) Indebtedness of the corporation, including indebtedness issued as a distribution, is not considered a liability for purposes of determinations under subsection(3) if its terms provide that payment of principal and interest are made only if and to the extent that payment of a distribution to shareholders could then be made under this section. If the indebtedness is issued as a distribution, each payment of principal or interest is treated as a distribution, the effect of which is measured on the date the payment is actually made.

ARTICLE VIII

Amendment of Articles and Bylaws

Section 8.01. Authority to Amend the Articles of Incorporation.

(1) The corporation may amend its articles of incorporation at any time to add or change a provision that is required or permitted in the articles of incorporation or to delete a provision not required in the articles of incorporation. Whether a provision is required or permitted in the articles of incorporation is determined as of the effective date of the amendment.

(2) A shareholder of the corporation does not have a vested property right resulting from any provision in the articles of incorporation, including provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the corporation.

Section 8.02. Amendment by Board of Directors.

The corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action:

(1) To extend the duration of the corporation if it was incorporated at a time when limited duration was required by law;

(2) To delete the names and addresses of the initial directors;

(3) To delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the Department of State of the State of Florida;

(4) To delete any other information contained in the articles of incorporation that is solely of historical interest;

(5) To change each issued and unissued authorized share of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding;

(6) To delete the authorization for a class or series of shares authorized pursuant to Section 607.0602 of the Act, if no shares of such class or series have been issued;

(7) To change the corporate name by substituting the word "corporation," "incorporated," or "company," or the abbreviation "corp.," Inc.," or Co.," for a similar word or abbreviation in the name, or by adding, deleting, or changing a geographical attribution for the name; or

(8) To make any other change expressly permitted by the Act to be made without shareholder action.

Section 8.03. Amendment of Bylaws by Board of Directors.

The corporation's board of directors may amend or repeal the corporation's bylaws unless the Act reserves the power to amend a particular bylaw provision exclusively to the shareholders.

Section 8.04. Bylaw Increasing Quorum or Voting Requirements for Directors.

(1) A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed:

(a) If originally adopted by the shareholders, only by the shareholders;

(b) If originally adopted by the board of directors, either by the shareholders or by the board of directors.

(2) A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the board of directors may provide that it may be amended or repealed only by a specified vote of either the shareholders or the board of directors.

(3) Action by the board of directors under paragraph(1)(b) to adopt or amend a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

ARTICLE IX

Records and Reports

Section 9.01. Corporate Records.

(1) The corporation shall keep as permanent records minutes of al meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation.

(2) The corporation shall maintain accurate accounting records.

(3) The corporation or its agent shall maintain a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

(4) The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

(5) The corporation shall keep a copy of the following records:

(a) Its articles or restated articles of incorporation and all amendments to them currently in effect;

(b) Its bylaws or restated bylaws and all amendments to them currently in effect;

(c) Resolutions adopted by the board of directors creating one or more classes or series of shares and finding their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

(d) The minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years;

(e) Written communications to all shareholders generally or all shareholders of a class or series within the past three years, including the financial statements furnished for the past three years;

(f) A list of the names and business street addresses of its current directors and officers; and

(g) Its most recent annual report delivered to the Department of State of the State of Florida.

Section 9.02. Financial Statements for Shareholders.

(1) Unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, the corporation shall furnish its shareholders annual financial statements which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the corporation on the basis of generally-accepted accounting principles, the annual financial statements must also be prepared on that basis.

(2) If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation's accounting records:

(a) Stating his reasonable belief whether the statements were prepared on the basis of generally-accepted accounting principles and, if not, describing the basis of preparation; and

(b) Describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

(3) The corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements, if for reasons beyond the corporation's control, it is unable to prepare its financial statements within the prescribed period. Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him the latest annual financial statements.

Section 9.03. Other Reports to Shareholders.

(1) If the corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(2) If the corporation issues or authorizes the issuance of shares for promises to render services in the future, the corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the corporation, with or before the notice of the next shareholders' meeting.

Section 9.04. Annual Report for Department of State.

(1) The corporation shall deliver to the Department of State of the State of Florida for filing a sworn annual report on such forms as the Department of State of the State of Florida prescribes that sets forth the information prescribed by Section 607.1622 of the Act.

(2) Proof to the satisfaction of the Department of State of the State of Florida on or before July 1 of each calendar year that such report was deposited in the United States mail in a sealed envelope, properly addressed with postage prepaid, shall be deemed in compliance with this requirement.

(3) Each report shall be executed by the corporation by an officer or director or, if the corporation is in the hands of a receiver or trustee, shall be executed on behalf of the corporation by such receiver or trustee, and the signing thereof shall have the same legal effect as if made under oath, without the necessity of appending such oath thereto.

(4) Information in the annual report must be current as of the date the annual report is executed on behalf of the corporation.

(5) Any corporation failing to file an annual report which complies with the requirements of this section shall not be permitted to maintain or defend any action in any court of this state until such report is filed and all fees and taxes due under the Act are paid and shall be subject to dissolution or cancellation of its certificate of authority to do business as provided in the Act.

ARTICLE X

Miscellaneous

Section 10.01. Definition of the "Act".

All references contained herein to the "Act" or to sections of the "Act" shall be deemed to be in reference to the Florida Business Corporation Act.

Section 10.02. Application of Florida Law.

Whenever any provision of these bylaws is inconsistent with any provision of the Florida Business Corporation Act, Statutes 607, as they may be amended from time to time, then in such instance Florida law shall prevail.

Section 10.03. Fiscal Year.

The fiscal year of the corporation shall be determined by resolution of the board of directors.

Section 10.04. Conflicts with Articles of Incorporation.

In the event that any provision contained in these bylaws conflicts with any provision of the corporation's articles of incorporation, as amended from time to time, the provisions of the articles of incorporation shall prevail and be given full force and effect, to the full extent permissible under the Act.

Section 10.05. Emergency By-Laws.

In the event of an emergency, as currently or hereafter defined or described under Section 607.02.07 of the Florida Business Corporation Act, and if there are no officers or directors in office or serving based on death, incapacity or resignation, the corporation, acting through shareholders representing a majority in interest of shares and who purport to be shareholders of the corporation, shall have a right to designate one or more persons to serve as director or directors of the corporation until formal procedures can be established in order to elect a director or directors to serve on the board of directors of the corporation. In the event the number of shareholders shall ultimately be determined not to be a majority in interest of the shareholder interest of the corporation, the actions taken by such shareholders, on the good faith belief that they are acting as a majority in interest of the shareholders of the corporation, shall be deemed valid and proper.

APPENDIX F

SELECTED PROVISIONS OF THE FLORIDA BUSINESS CORPORATION ACT

§ 607.1301.  Appraisal rights; definitions

The following definitions apply to ss. 607.1302-607.1333:

(1)  "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)  "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3)  "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4)  "Fair value" means the value of the corporation's shares determined:

(a)  Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c)  For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5)  "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)  "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)  "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)  "Shareholder" means both a record shareholder and a beneficial shareholder.

§ 607.1302.  Right of shareholders to appraisal

(1) (Effective until January 1, 2006) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104;

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(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(e) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(1) (Effective January 1, 2006) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

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(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

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1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $ 10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

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b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

§ 607.1303.  Assertion of rights by nominees and beneficial owners

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

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(a) Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

§ 607.1320.  Notice of appraisal rights

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

§ 607.1321.  Notice of intent to demand payment

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

 (a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

§ 607.1322.  Appraisal notice and form

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

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1. The shareholder's name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation's estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

 (c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of ss. 607.1301-607.1333.

§ 607.1323.  Perfection of rights; right to withdraw

(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

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(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

§ 607.1324.  Shareholder's acceptance of corporation's offer

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

§ 607.1326.  Procedure if shareholder is dissatisfied with offer

(1) A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

§ 607.1330.  Court action

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

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(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

§ 607.1331.  Court costs and counsel fees

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

§ 607.1332.  Disposition of acquired shares

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

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§ 607.1333.  Limitation on corporate payment

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

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